UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 4, 2020

Coupa Software Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-37901	20-4429448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1855 S. Grant Street
San Mateo, CA 94402
(Address of principal executive offices, including zip code)
650-931-3200
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	COUP	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02.    Results of Operations and Financial Condition.
On December 7, 2020, Coupa Software Incorporated issued a press release announcing its results for its third quarter ended October 31, 2020. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in this Current Report on Form 8-K and the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by reference in such filing.
Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 4, 2020, Steven Winter, Coupa’s Chief Revenue Officer, informed the Company of his intent to retire from his current executive position on February 1, 2021, after the completion of the Company’s 2021 fiscal year. Mr. Winter has agreed to remain employed in an executive advisory capacity during fiscal 2022 to assist with the transition and support sales activities. Mr. Winter will retain his executive severance and change-in-control benefits through this transition period and will be entitled to payment or reimbursement of COBRA premiums for a six month period following the end of his transition period.

Item 8.01.    Other Events.
On December 7, 2020, the Company announced that Rob Glenn, age 54, will be promoted to EVP, Worldwide Sales, effective February 1, 2021, succeeding Mr. Winter as the head of the Company’s global sales function. Mr. Glenn joined Coupa in June 2014 as Vice President, EMEA Sales, and was appointed VP, US East and Canada Sales in June 2016. Mr. Glenn was promoted to his current position of SVP, Americas, in January 2018. Prior to working at Coupa, Mr. Glenn served as chief operating officer of EG Solutions PLC (later acquired by Verint Systems, Inc.) from 2013 to 2014 and as a senior vice president at PROS from 2011 to 2013.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release Dated December 7, 2020
104	Cover Page Interactive Data File (Formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coupa Software Incorporated

By:	/s/ Todd Ford
Todd Ford
Dated: December 7, 2020	Chief Financial Officer (Principal Financial Officer)